[Zazove Associates, LLC letterhead]

[date]

Dear [investor name]:

Re: Zazove Convertible Securities Fund, Inc. – Proposed Restructuring

As fully described in the Proxy Statement, we are proposing to effectively convert the Zazove Convertible Securities Fund, Inc., a Maryland corporation (the “Fund”) that is registered with the Securities and Exchange Commission under the Investment Company Act, to a Delaware limited partnership that will not be so registered. The proposed transaction is referred to in the Proxy Statement as the “Merger”. Please review the Proxy Statement and accompanying material and complete and return the Proxy card with your vote regarding the Merger. As detailed in the Proxy Statement, after a thorough review of all material considerations, the Fund’s Board of Directors has unanimously agreed to recommend that you vote “FOR” the Merger.

Please either mail your completed Proxy card to Zazove Associates, LLC; Attention Götz Sennhenn; 1001 Tahoe Blvd.; Incline Village, NV 89451, or email a copy of your completed Proxy card to gsennhenn@zazove.com.

In order to continue your investment, you must return the completed Subscription Agreement before the end of June. You may return the hard copy or you may use the following link to complete the Subscription Agreement electronically with DocuSign.

[DocuSign link]

Please let us know if you have any questions regarding the Merger or completing the Subscription Agreement by contacting Götz Sennhenn (gsennhenn@zazove.com; 775.298.7500).

Thank you for your continued confidence in our firm.

Regards,

Steven M. Kleiman
Executive Partner